UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08207

T. Rowe Price Tax-Efficient Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2011

Item 1: Report to Shareholders

Tax-Efficient Equity Fund	February 28, 2011

The views and opinions in this report were current as of February 28, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. equities soared over the past 12 months amid solid earnings, healthy balance sheets, and extraordinarily low interest rates. Investors became less risk averse and returned to stocks toward the end of 2010, lured by signs of a sustainable economic recovery and the poor relative performance of many fixed income alternatives. In this environment, the Tax-Efficient Equity Fund generated robust returns for the 12-month period, with particularly strong performance over the closing six months.

As shown in the accompanying table, your fund surged 33.08% for the six-month period ended February 28, 2011, outpacing the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index of similarly managed funds. The fund’s strong performance over the latter half of the reporting period lifted annual returns into positive territory as the fund gained 28.75% for the 12-month period versus 25.80% for the Russell index and 27.30% for its Lipper peer group index.

MARKET ENVIRONMENT

All sectors in the large-cap stock universe generated positive returns over the past year. Growth stocks outpaced value shares across all market capitalizations over the six-month and 12-month periods covered by this letter, as well as the five-year period. Energy stocks posted exceptional results as the global economic recovery became more entrenched. Oil prices, in particular, surged in early 2011 as political turmoil in the Middle East gave rise to heightened supply concerns and demand remained strong. Materials stocks also outperformed as the global economic recovery supported strong demand and higher prices for commodities. Consumer discretionary shares benefited from gradually improving consumer sentiment.

The lack of attractive alternatives in the fixed income universe provided further impetus for investors to reembrace stocks. Money market funds, for example, generated negative real returns, while longer-duration fixed income assets are vulnerable to interest rate increases. It is notable that the Citigroup 30-Year Treasury Index and Barclays Capital U.S. Aggregate Index returned 4.04% and 4.93%, respectively, for the 12-month period versus 22.57% for the S&P 500 Index.

PORTFOLIO CHARACTERISTICS

The Tax-Efficient Equity Fund seeks to buy and hold attractively valued, high-quality growth companies with good business models, strong management, and favorable long-term prospects. Our goal is to build a portfolio that keeps pace with the broader market when stocks are rising and outperforms during more challenging periods. Through a full market cycle, we seek to generate competitive pretax performance and outperform on an after-tax basis.

• Tax Efficiency: The fund’s tax efficiency ratio is calculated by dividing the fund’s after-tax return by its pretax return. Our tax efficiency ratio indicates that the fund has made no capital gain distributions since its inception on December 29, 2000. On December 10, 2010, your Board of Directors declared a year-end dividend distribution of $0.021 per share, which was paid on December 14, 2010. (Shareholders of record on December 10, 2010, should have received a check or statement reflecting this distribution, as well as Form 1099-DIV summarizing this information for tax purposes.) Given the fund’s high tax efficiency, its performance versus its benchmarks and tax-blind portfolios looks better on an after-tax basis than on a pretax basis. Considering the near certainty of higher tax rates in the future, we believe strategies that recognize significant short- and long-term gains will be increasingly disadvantageous for taxable investors.

• Tax Loss Carryforward: The fund’s tax capital loss carryforward (as a percentage of net assets) accumulated through the end of our fiscal year allows us to use losses in the future to offset capital gains that the fund may realize so they are not passed to shareholders.

• Return on Equity: The fund’s 12-month return on equity (ROE) at the end of our reporting period was 20.8% versus 22.0% for the Russell 3000 Growth Index. A high, sustainable ROE indicates how well a company uses investment dollars to generate earnings growth and is one of the most important characteristics we consider when researching potential investments and reviewing current holdings.

• Earnings Growth: The earnings of the companies in our portfolio are expected to grow faster than that of the Russell 3000 Growth Index. Our projected long-term earnings growth rate of 13.7% exceeds the 12.8% index rate, while our historical earnings growth rate over the last five years was 11.2% versus 7.2% for the index.

• Market Capitalization: The fund’s investment-weighted median market capitalization is lower than that of the index, reflecting the fund’s broad diversification and greater exposure to mid-cap companies. At the end of our reporting period, the fund held shares in approximately 305 companies. (Diversification cannot guarantee a profit or protect against loss in a declining market.)

PERFORMANCE REVIEW

Very strong security selection enhanced fund returns relative to the benchmark Russell 3000 Growth Index over the 6- and 12-month periods. Our health care, information technology (IT), and financials stocks recorded the biggest relative gains for the six-month period, while our IT, industrials and business services, and health care shares were strongest for the full 12 months. In terms of the fund’s absolute performance, most sectors recorded strong double-digit advances over both periods, with our energy and industrials and business services holdings posting the biggest gains. A small position in the utilities sector lagged, but still managed single-digit increases over both periods.

Our energy stocks soared in the second half of the reporting period as the global economy improved and resource-hungry emerging economies accounted for an increasingly larger share of demand. In addition, oil prices rose sharply in early 2011 amid political and social upheavals in the Middle East and North Africa. Although rising energy prices have certainly boosted recent returns, we do not attempt to predict price trends in this extremely volatile market. Rather, we look for high-quality service companies operating in attractive markets, as well as exploration companies showing good organic growth. Two of the largest contributors to absolute performance in our 6- and 12-month reporting periods were Concho Resources, an oil exploration and production company, and Peabody Energy. Peabody is a coal producer with attractive assets in the Powder River Basin and Australia. The fund’s oil services stocks recovered nicely in the second half of the year, with subsea oil and gas equipment manufacturers FMC Technologies and Oceaneering International among our best performers. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our industrials and business services shares also posted solid gains. Many companies in this space cut costs aggressively during the downturn and are now reporting impressive gains in margins and earnings. Our machinery stocks paced the sector’s advance over both the 6- and 12-month periods. Engine maker Cummins and mining equipment manufacturer Joy Global benefited substantially from the improving global economy. Elsewhere in the sector, engineering and construction firm Fluor was a standout performer. The company posted solid results, possesses a growing backlog, and is positioned for growth over the next several years due to rising global capital expenditures, particularly in the company’s key oil, gas, and mining segments. The performance of our aerospace and defense companies was generally lackluster, with high-tech defense systems manufacturer Elbit Systems among our weaker performers.

The fund’s materials stocks performed well amid strong global commodity demand. Among the fund’s biggest absolute contributors was Walter Energy, a metallurgical coal miner. Voracious demand from booming Asian economies such as China and India should continue to support prices for metallurgical coal, which is a critical component in steel production. Sociedad Quimica y Minera de Chile (SQM), a producer of specialty plant nutrients and lithium, benefited from growing food demand around the world. Specialty chemical manufacturer Sigma-Aldrich was one of our weaker performers in the sector.

Holdings in the specialty retail industry led the way among our consumer discretionary stocks. Auto retailer CarMax received a boost from pent-up demand for used cars as consumers returned to dealerships. Iconic jewelry retailer Tiffany and discounter Ross Stores also did well, though Men’s Wearhouse was disappointing. A solid rebound in business and leisure travel spending boosted shares of hotel and resort operators, including Wynn Resorts, Marriott, and Starwood Hotels & Resorts. We continue to find investment opportunities in this sector, and we are looking for companies with good business models and excellent cash flow.

The information technology sector continues to be our largest sector allocation. Interestingly, it contained some of the fund’s best contributors as well as some of its worst. Apple was among the fund’s top overall performers. Sales of the iPad tablet device were better than expected. The iPad joins the iPod, iPhone, and other devices in a long list of consumer hits for Apple that should help drive strong growth for some time. Google weighed on returns in the first half of the reporting period but rallied nicely in the latter half. We believe that the Android operating system—used in a number of top-selling smartphones and devices—will boost search and advertising revenues, where the company already maintains a dominant industry position.

The health care sector trailed most other sectors for the 12-month period amid regulatory overhang resulting from the passage of Obamacare legislation in early 2010. Nevertheless, good stock selection contributed to strong relative and absolute returns for the latter half of our reporting period. Equipment and supplies was the strongest industry in our health care portfolio over the past six and 12 months, led by companies such as Edwards Lifesciences, C.R. Bard, and Varian Medical Systems. Gilead Sciences was one of our largest detractors for the full year due to ongoing concerns over the new regulations and apprehension about patent expirations that will occur later in the decade. However, we remain impressed and confident in Gilead’s management team and its history of good execution in all aspects of its business. Our health care investments continue to focus on services and volume-related companies reflective of demographic factors and desires for increased access to health care services.

The fund’s financials stocks generated good returns over the second half of the period but underperformed the broader market for the full year as legislative and regulatory concerns weighed on the sector. Diversified financial services firms were the strongest performers over the closing six months, including ratings and information services provider Moody’s. Capital markets firms TD Ameritrade and Lazard also performed relatively well. We took advantage of favorable valuations to establish a position in prepaid card provider Green Dot. Although this holding weighed on returns during our reporting period, we like the company’s leading industry position. Green Dot technology enables consumers to bypass traditional banks by reloading cash onto their prepaid cards for use in a network of 50,000 retail partners. We are optimistic that management will be able to execute its business strategies effectively. We continue to favor capital markets companies, especially asset managers and trust banks, because they have good long-term prospects and a favorable risk/reward trade-off.

OUTLOOK

The economy is gaining strength, and we expect it to continue growing reasonably in 2011. Corporations are financially healthy, and investors’ extreme risk aversion is waning, as indicated by higher Treasury yields and the outperformance of equities relative to bonds. With the Federal Reserve’s aggressive efforts to stimulate the economy, we remain concerned that the central bank is playing with fire and could cause a significant uptick in inflation in the years ahead. There may be other unintended consequences stemming from the Fed’s actions. These are rarely beneficial in the long term. Most would agree that we have had enough bubbles for a generation.

Fixed income investors may be developing a better appreciation of the risks they are assuming as rates eventually rise. However, many will be surprised by the losses generated when long-duration bonds encounter higher inflation and interest rates. Skittish investors who fled equities to money market instruments may benefit from increasing their stock allocations. Within this context, a risk-managed equity strategy is attractive.

While we are pleased with the strong performance of the market, the fund, and its individual holdings over the past year, we know that short-term performance trends will not always be so favorable.

As long-term investors, we make investment decisions with a multiyear time frame and are prepared for periods of volatility while waiting for our investments to bear fruit. We believe the environment remains favorable for our investment management approach.

As always, thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Donald J. Peters
Chairman of the Investment Advisory Committee

March 17, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment programs.

RISKS OF STOCK INVESTING

The stock market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the funds may prove incorrect, resulting in losses or poor performance even in a rising market.

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. Investing in small companies also involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Technology stocks are particularly volatile and subject to greater price swings, up and down, than the broad market. It is possible that companies whose products and services first appear promising may not succeed over the long term; they may succumb to intense competition or could quickly become obsolete in a rapidly developing marketplace. Earnings projections for developing companies that are not met can result in sharp price declines. This is true even in a generally rising stock market environment.

GLOSSARY

Barclays Capital U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Citigroup 30-Year Treasury Bond Index: An unmanaged index that tracks 30-year U.S. government debt instruments.

Earnings growth rate: Measures the annualized percent change in earnings per share for a given time period.

Historical growth five years (least squares): Least squares growth calculation attempts to find the “normal” growth rate given a stream of historical growth rates. It searches for the growth rate that best fits the line produced by a stream of growth numbers.

Investment-weighted median market capitalization: The investment-weighted midpoint market capitalization (shares outstanding x current price) representing a typical security in a portfolio. An investment-weighted median represents the breakpoint where 50% of the values are above and 50% of the values are below based on portfolio weight.

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Broker’s Estimate System, which is commonly referred to as IBES.

Return on equity (ROE): Calculated by dividing a company’s net income by shareholders’ equity (i.e., the company’s book value), ROE measures how much a company earns on each dollar that common stock investors have put into that company. ROE indicates how effectively and efficiently a company and its management are using stockholder investments. Excluding charges refers to the earnings figure used in the calculation. It represents earnings before extraordinary items and discontinued operations.

Russell 1000 Index: An index that tracks the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Growth Index: An index that tracks the performance of large-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index: An index that tracks the performance of large-cap stocks with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index: An index that tracks the performance of 2,000 small-cap U.S. companies.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

Russell 3000 Growth Index: The Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index: An unmanaged index that tracks the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 2/28/11.

Best Contributors		Worst Contributors	
Apple	15¢	Cisco Systems	-1¢
Schlumberger	9	Akamai Technologies	-1
Google	9	Apollo Group**	-1
IBM	8	Eldorado Gold	0
Qualcomm	7	Dolby Laboratories	0
CarMax	5	Avon Products	0
Concho Resources	5	Thoratec*	0
Joy Global	5	Human Genome Sciences	0
Walter Energy	5	Strayer Education**	0
NVIDIA	5	Ctrip.com International	0
Total	73¢	Total	-3¢

12 Months Ended 2/28/11.

Best Contributors		Worst Contributors	
Apple	21¢	Cisco Systems	-5¢
IBM	8	Microsoft	-2
Schlumberger	8	Visa	-2
Qualcomm	7	Gilead Sciences	-2
FMC Technologies	6	Apollo Group**	-2
Joy Global	6	DeVry**	-1
Concho Resources	5	Medtronic**	-1
Wynn Resorts	5	Wal-Mart	-1
Amazon.com	5	Baxter International	-1
Google	5	Amgen	-1
Total	76¢	Total	-18¢

*Position added.
**Position eliminated.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

	Year Ended 2/28/11‡	2/28/10‡	2/28/09‡	2/29/08‡	2/28/07‡
NET ASSET VALUE					
Beginning of period	$ 11.07	$ 7.01	$ 12.53	$ 12.52	$ 11.81
Investment activities					
Net investment income (loss)	0.01	0.01(1)	(0.03)(1)	(0.05)(1)	(0.06)(1)
Net realized and unrealized gain (loss)	3.17	4.05	(5.49)	0.06(2)	0.77
Total from investment activities	3.18	4.06	(5.52)	0.01	0.71
Distributions					
Net investment income	(0.02)	–	–	–	–
NET ASSET VALUE					
End of period	**$ 14.23**	**$ 11.07**	**$ 7.01**	**$ 12.53**	**$ 12.52**

Ratios/Supplemental Data

Total return(3)	**28.75%**	**57.92%(1)**	**(44.05)%(1)**	**0.08%(1)**	**6.01%(1)**
Ratio of total expenses to average net assets	1.22%	1.25%(1)	1.25%(1)	1.25%(1)	1.25%(1)
Ratio of net investment income (loss) to average net assets	0.10%	0.10%(1)	(0.29)%(1)	(0.38)%(1)	(0.52)%(1)
Portfolio turnover rate	38.7%	67.6%	35.5%	21.3%	16.7%
Net assets, end of period (in thousands)	$ 89,862	$ 72,108	$ 22,309	$ 39,992	$ 37,146

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 6/30/12.

(2) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 99.4%		
CONSUMER DISCRETIONARY 15.1%		
Auto Components 0.1%		
Gentex	2,700	82
		82
Diversified Consumer Services 0.0%		
New Oriental Education & Technology, ADR (1)	400	39
		39
Hotels, Restaurants & Leisure 5.1%		
Carnival	10,900	465
Chipotle Mexican Grill (1)	400	98
Choice Hotels International	2,100	81
Ctrip Com International, ADR (1)	2,200	85
Hyatt Hotels, Class A (1)	900	41
International Game Technology	13,900	229
Marriott, Class A	16,007	628
McDonald's	12,100	916
Panera Bread, Class A (1)	700	82
Royal Caribbean Cruises (1)	2,300	101
Starbucks	8,100	267
Starwood Hotels & Resorts Worldwide	10,500	641
Tim Hortons	1,400	62
WMS Industries (1)	2,300	91
Wynn Resorts	4,000	492
Yum! Brands	5,300	267
		4,546
Household Durables 0.0%		
Toll Brothers (1)	2,000	42
		42
Internet & Catalog Retail 2.4%		
Amazon.com (1)	6,200	1,075
Expedia	1,700	34

Liberty Media Interactive, Class A (1)	29,100	467
priceline.com (1)	1,300	590
		2,166
Leisure Equipment & Products 0.1%		
Mattel	5,200	130
		130
Media 1.6%		
Cablevision, Class A	1,200	44
Central European Media Enterprises (1)(2)	1,900	38
CTC Media	2,300	48
Discovery Communications, Class C (1)	4,400	168
Liberty Media Starz, Class A (1)	600	42
Madison Square Garden, Class A (1)	2,250	64
McGraw-Hill	9,700	375
Omnicom	6,400	326
Walt Disney	7,500	328
		1,433
Multiline Retail 1.0%		
Big Lots (1)	1,000	41
Dollar General (1)	8,100	229
Dollar Tree (1)	5,100	257
Family Dollar Stores	1,300	65
Kohl's (1)	5,000	269
		861
Specialty Retail 3.5%		
Advance Auto Parts	700	44
AutoZone (1)	300	77
Bed Bath & Beyond (1)	6,700	323
CarMax (1)	19,300	683
Chico's	3,100	43
Dick's Sporting Goods (1)	1,600	59

GAP	2,300	52
Home Depot	10,600	397
Men's Wearhouse	1,500	40
O'Reilly Automotive (1)	5,900	328
PetSmart	1,400	57
Ross Stores	2,400	173
Staples	1,500	32
Tiffany	6,900	425
TJX	3,900	194
TSC	1,000	52
Urban Outfitters (1)	2,300	88
Williams-Sonoma	1,000	36
		3,103

Textiles, Apparel & Luxury Goods 1.3%

Coach	10,500	577
Fossil (1)	900	69
Nike, Class B	5,800	516
		1,162
Total Consumer Discretionary		13,564

CONSUMER STAPLES 6.6%

Beverages 2.3%

Brown-Forman, Class B	950	66
Coca-Cola	17,300	1,106
Diageo, ADR	3,000	235
PepsiCo	10,300	653
		2,060

Food & Staples Retailing 0.8%

CVS Caremark	4,800	158
Wal-Mart	2,000	104
Walgreen	8,300	360

Whole Foods Market	2,200	129
		751
Food Products 0.8%		
Campbell Soup	1,100	37
General Mills	4,400	163
Hershey Foods	4,200	220
J.M. Smucker	500	35
McCormick	5,100	243
Mead Johnson Nutrition, Class A	600	36
		734
Household Products 0.8%		
Church & Dwight	1,200	91
Clorox	900	61
Colgate-Palmolive	2,400	188
Procter & Gamble	5,812	366
		706
Personal Products 0.3%		
Avon	10,300	286
		286
Tobacco 1.6%		
Lorillard	3,100	238
Philip Morris International	18,200	1,143
		1,381
Total Consumer Staples		5,918
ENERGY 11.0%		
Energy Equipment & Services 4.5%		
Baker Hughes	4,300	306
Cameron International (1)	8,600	509
Core Laboratories	4,600	475

FINANCIALS 6.9%

Capital Markets 3.0%

BlackRock	3,300	673
Charles Schwab	19,200	364
Eaton Vance	7,900	247
Franklin Resources	2,700	339
Invesco	2,700	72
Janus Capital Group	3,100	42
Lazard	7,700	339
Northern Trust	5,400	279
SEI Investments	900	21
State Street	4,300	192
TD Ameritrade Holding	4,800	105
Waddell & Reed Financial, Class A	1,000	40
		2,713

Commercial Banks 0.6%

City National	600	35
Fifth Third Bancorp	2,700	39
First Horizon National	3,316	38
KeyCorp	3,400	31
Popular (1)	12,833	42
Regions Financial	33,900	259
SVB Financial Group (1)	700	38
TCF Financial	2,500	41
Zions Bancorp	1,500	35
		558

Consumer Finance 0.1%

Green Dot, Class A (1)(2)	1,400	73
SLM Corporation (1)	2,500	37
		110

Diversified Financial Services 2.1%		
CBOE Holdings	2,600	77
CME Group	1,462	455
IntercontinentalExchange (1)	4,900	628
JPMorgan Chase	4,500	210
Moody's	10,300	329
MSCI, Class A (1)	2,600	92
NYSE Euronext	2,000	74
		1,865
Insurance 0.5%		
Arch Capital Group (1)	2,500	226
Axis Capital Holdings	400	15
Brown & Brown	2,000	52
HCC Insurance Holdings	1,000	31
Principal Financial Group	1,400	48
RenaissanceRe Holdings	500	34
W. R. Berkley	1,000	30
		436
Real Estate Investment Trusts (REITs) 0.3%		
ProLogis, REIT	2,800	46
Public Storage, REIT	1,900	213
		259
Real Estate Management & Development 0.3%		
Forest City Enterprises, Class A (1)	3,600	68
Jones Lang LaSalle	1,700	167
		235
Thrifts & Mortgage Finance 0.0%		
BankUnited (1)	700	20
		20
Total Financials		6,196

HEALTH CARE 9.5%

Biotechnology 1.4%

Alexion Pharmaceutical (1)	1,200	115
Amgen (1)	5,400	277
BioMarin Pharmaceutical (1)	1,100	27
Celgene (1)	4,600	244
Cephalon (1)	500	28
Dendreon (1)	1,400	47
Gilead Sciences (1)	4,800	187
Human Genome Sciences (1)	2,700	68
Myriad Genetics (1)	900	17
Regeneron Pharmaceuticals (1)	2,700	98
Vertex Pharmaceuticals (1)	2,400	112
		1,220

Health Care Equipment & Supplies 2.0%

American Medical Systems (1)	1,700	37
ArthroCare (1)	600	21
Baxter International	3,800	202
Becton, Dickinson & Company	2,800	224
C.R. Bard	3,400	332
Dentsply International	1,400	52
Edwards Lifesciences (1)	1,200	102
Gen-Probe (1)	700	44
Hologic (1)	1,800	36
IDEXX Laboratories (1)	1,200	93
Intuitive Surgical (1)	700	230
Masimo	1,000	30
ResMed (1)	800	25
St. Jude Medical (1)	700	34
Stryker	3,400	215
Thoratec (1)	1,100	31
Varian Medical Systems (1)	800	56

Zimmer Holdings (1)	500	31
		1,795
Health Care Providers & Services 3.6%		
AmerisourceBergen	14,200	538
CIGNA	800	34
Community Health Systems (1)	1,500	61
DaVita (1)	1,400	111
Express Scripts (1)	10,500	590
Henry Schein (1)	1,200	83
Humana (1)	700	46
Laboratory Corporation of America (1)	1,500	135
McKesson	8,400	666
Medco (1)	5,200	321
Patterson Companies	1,000	33
Quest Diagnostics	2,100	119
UnitedHealth Group	6,700	285
Universal Health Services	1,000	46
WellPoint (1)	3,200	213
		3,281
Health Care Technology 0.5%		
Allscripts Healthcare Solutions (1)	2,700	58
Cerner (1)	3,100	311
SXC Health Solutions (1)	2,200	109
		478
Life Sciences Tools & Services 1.1%		
Bruker (1)	3,200	61
Charles River Laboratories International (1)	600	22
Covance (1)	500	28
Illumina (1)	4,200	291
Life Technologies (1)	5,800	310
Mettler-Toledo International (1)	500	86
QIAGEN (1)(2)	1,600	33

Commercial Services & Supplies 0.9%		
American Reprographics (1)	2,800	25
Copart (1)	900	38
Republic Services	8,450	250
Ritchie Bros. Auctioneers (2)	9,100	232
Stericycle (1)	2,900	251
Waste Connections	1,450	42
		838
Construction & Engineering 0.7%		
Fluor	6,900	488
Foster Wheeler (1)	2,000	72
Quanta Services (1)	1,900	44
		604
Electrical Equipment 2.2%		
AMETEK	2,325	98
Babcock and Wilcox (1)	9,150	309
Cooper Industries	7,700	496
Emerson Electric	11,100	662
General Cable (1)	1,600	69
Hubbell, Class B	1,100	74
II-VI (1)	1,000	51
Rockwell Automation	1,300	114
Roper Industries	1,200	101
		1,974
Industrial Conglomerates 0.6%		
3M	2,200	203
McDermott International (1)	14,400	330
		533
Machinery 3.4%		
Clarcor	1,000	41
Cummins	7,600	768

Donaldson	1,200	68
Flowserve	2,100	262
Graco	1,500	61
Harsco	900	31
IDEX	925	38
Illinois Tool Works	6,000	325
Joy Global	8,400	818
PACCAR	6,400	321
Pall	1,000	54
Terex (1)	1,500	51
Valmont Industries	800	82
WABCO Holdings (1)	1,000	58
Wabtec	1,200	68
		3,046
Professional Services 0.5%		
Corporate Executive Board	1,000	40
Dun & Bradstreet	300	24
Equifax	900	32
Manpower	600	38
Robert Half International	8,100	259
Verisk Analytics, Class A (1)	1,400	45
		438
Road & Rail 2.3%		
CSX	11,800	881
Hertz Global Holdings (1)	5,000	76
Kansas City Southern Industries (1)	5,200	280
Landstar System	1,900	85
Union Pacific	8,200	782
		2,104
Trading Companies & Distributors 0.9%		
Fastenal	5,600	348

W. W. Grainger	3,500	466
		814
Total Industrials & Business Services		13,487

INFORMATION TECHNOLOGY 28.2%

Communications Equipment 2.7%

Ciena (1)	2,000	55
Cisco Systems (1)	24,800	460
F5 Networks (1)	600	71
JDS Uniphase (1)	2,000	50
Juniper Networks (1)	13,800	607
Polycom (1)	1,000	48
Qualcomm	18,400	1,096
		2,387

Computers & Peripherals 4.9%

Apple (1)	9,000	3,179
EMC (1)	24,700	672
Logitech International (1)(2)	1,900	36
NetApp (1)	8,500	439
QLogic (1)	3,300	60
Seagate Technology (1)	4,900	62
		4,448

Electronic Equipment, Instruments & Components 1.2%

Amphenol, Class A	2,200	126
Dolby Laboratories, Class A (1)	2,300	116
First Solar (1)(2)	2,500	369
Itron (1)	400	23
Jabil Circuit	3,500	75
National Instruments	1,875	58
Trimble Navigation (1)	7,000	344
		1,111

Semiconductor & Semiconductor Equipment 4.5%		
Altera	10,700	448
Analog Devices	8,200	327
Broadcom, Class A	10,700	441
Cymer (1)	1,100	56
Fairchild Semiconductor, Class A (1)	2,500	44
Intel	9,000	193
Intersil Holding, Class A	3,200	41
Lam Research (1)	1,000	55
Linear Technology	11,100	384
Marvell Technology Group (1)	16,000	292
Maxim Integrated Products	1,600	44
MEMC Electronic Materials (1)	2,400	33
Microchip Technology (2)	8,400	310
National Semiconductor	6,100	95
NVIDIA (1)	16,700	378
ON Semiconductor (1)	5,000	56
Silicon Laboratories (1)	2,100	95
Texas Instruments	6,000	214
Varian Semiconductor Equipment (1)	1,700	81
Xilinx	12,400	412
		3,999
Software 5.2%		
Adobe Systems (1)	12,400	428
Ansys (1)	2,000	113
Autodesk (1)	10,400	437
BMC Software (1)	2,000	99
CA	3,700	92
Check Point Software Technologies (1)	13,200	658
Citrix Systems (1)	1,600	112
FactSet Research Systems	600	63
Fortinet (1)	1,300	53
Informatica (1)	2,000	94

Intuit (1)	6,400	337
MICROS Systems (1)	1,500	71
Microsoft	7,400	197
Nuance Communications (1)	21,700	405
Oracle	16,100	530
Red Hat (1)	6,600	272
Rovi (1)	5,100	283
Salesforce.com (1)	1,800	238
Solera Holdings	1,200	61
Synopsys (1)	1,200	33
TIBCO Software (1)	2,700	66
		4,642
Total Information Technology		25,328

MATERIALS 5.9%

Chemicals 2.8%

Air Products & Chemicals	1,100	101
Albermarle	800	46
CF Industries	700	99
Ecolab	1,100	54
Intrepid Potash (1)	1,400	54
Monsanto	8,900	640
Potash Corporation of Saskatchewan	5,100	314
Praxair	4,700	467
Sherwin-Williams	3,200	263
Sigma Aldrich	800	51
Sociedad Quimica y Minera de Chile, ADR	9,000	477
		2,566

Construction Materials 0.1%

Vulcan Materials	1,800	82
		82

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 2/28/11	2/28/10
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 74	$ 51
Net realized gain	4,243	4,889
Change in net unrealized gain	15,781	11,409
Increase in net assets from operations	20,098	16,349
Distributions to shareholders		
Net investment income	(132)	–
Capital share transactions*		
Shares sold	4,357	36,809
Shares issued in connection with fund acquisition - Investor Class	–	3,500
Distributions reinvested	119	–
Shares redeemed	(6,693)	(6,863)
Redemption fees received	5	4
Increase (decrease) in net assets from capital share transactions	(2,212)	33,450
Net Assets		
Increase during period	17,754	49,799
Beginning of period	72,108	22,309
End of period	**$ 89,862**	**$ 72,108**
Undistributed net investment income	–	51
*Share information		
Shares sold	348	480
Shares issued in connection with fund acquisition - Investor Class	–	3,557
Distributions reinvested	9	–
Shares redeemed	(555)	(704)
Increase (decrease) in shares outstanding	(198)	3,333

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Tax-Efficient Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Tax-Efficient Equity Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 29, 2000. The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for less than 365 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On February 28, 2011, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On February 28, 2011, the value of loaned securities was $867,000 and cash collateral investments totaled $908,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $29,337,000 and $31,953,000, respectively, for the year ended February 28, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to an overdistribution of taxable income not deemed a return of capital for tax purposes. For the year ended February 28, 2011, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended February 28, 2011 and February 28, 2010, totaled $132,000 and $0, respectively, and were characterized as ordinary income for tax purposes. At February 28, 2011, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended February 28, 2011, the fund utilized $4,267,000 of capital loss carryforwards. The fund’s unused capital loss carryforwards as of February 28, 2011, expire: $1,052,000 in fiscal 2012 and $52,000 in fiscal 2017.

NOTE 5 - ACQUISITION

On August 31, 2009, the fund acquired substantially all of the assets of the T. Rowe Price Tax-Efficient Growth Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated June 23, 2009, and approved by shareholders of the acquired fund on August 21, 2009. The acquired fund’s assets had declined over the last five years, which caused its expenses to increase to a relatively high level. The reorganization provided acquired fund shareholders the opportunity to become shareholders of a larger, more diversified fund with an expense ratio limitation, while maintaining a tax-efficient approach to investing. The acquisition was accomplished by a tax-free exchange of 3,556,681 shares of the fund (with a value of $35,780,000) for all 4,504,112 shares of the acquired fund outstanding on August 28, 2009 with the same value. The net assets of the acquired fund at that date included $3,500,000 of unrealized depreciation and $7,526,000 of net realized losses carried forward for tax purposes to offset distributable gains realized by the fund in the future. Assets of the acquired fund, including securities of $35,716,000, cash of $13,000, and receivables and other assets of $52,000, were combined with those of the fund, resulting in aggregate net assets of $66,451,000 immediately after the acquisition.

Proforma results of operations of the combined entity for the entire year ended February 28, 2010, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the fund’s accompanying Statement of Operations since August 31, 2009.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2011, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through June 30, 2012. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25%. The fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than June 30, 2014. Pursuant to this agreement, management fees in the amount of $101,000 were repaid to Price Associates during the year ended February 28, 2011. At February 28, 2011, there were no amounts subject to repayment by the fund. For the period ended February 28, 2011, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended February 28, 2011, expenses incurred pursuant to these service agreements were $88,000 for Price Associates; $65,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Tax-Efficient Funds, Inc. and
Shareholders of T. Rowe Price Tax-Efficient Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Tax-Efficient Equity Fund (comprising T. Rowe Price Tax-Efficient Funds, Inc., hereafter referred to as the “Fund”) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 15, 2011

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $76,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $76,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International Ltd (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1997

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)

*Each independent trustee oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies
Portfolios Overseen]	and Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[128]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Director and Chief Executive
Officer, T. Rowe Price International; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price
Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[73]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Tax-Efficient Equity Fund	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Preston G. Athey, CFA, CIC (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Trust Company, and
T. Rowe Price International

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.;
Vice President, Price Hong Kong, Price
Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Retirement Plan Services, Inc.

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Donald J. Peters (1959)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Vice President and Assistant
Treasurer, T. Rowe Price Services, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

William J. Stromberg, CFA (1960)	Director and Vice President, T. Rowe Price; Vice
Vice President	President, Price Hong Kong, Price Singapore,
T. Rowe Price Group, Inc., T. Rowe Price
International, and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Mark R. Weigman, CFA, CIC (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price
International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,345,000 and $1,879,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Efficient Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 15, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	April 15, 2011